Exhibit 99.1

NextNav Announces CEO Transition

Mariam Sorond, Veteran Industry Leader, Named NextNav CEO, Effective November 29, 2023

Sorond Brings Extensive Experience in Transformative Network Evolutions, Including Spectrum Technology and Strategy

Co-Founder and Current CEO Ganesh Pattabiraman Makes Personal Decision to Step Down; Will Serve as a Senior Advisor for Two Years

McLean, VA. November 30, 2023 – NextNav Inc. (NASDAQ: NN) (“NextNav” or the “Company”), a leader in next generation GPS and 3D geolocation, today announced the appointment of Mariam Sorond, a veteran industry leader, as NextNav’s new Chief Executive Officer, effective November 29, 2023. Ms. Sorond will also join NextNav’s Board of Directors upon assuming her new role as CEO. Ganesh Pattabiraman, NextNav’s Co-Founder and current CEO made the personal decision to step down from his role as CEO and member of the Board of Directors at NextNav to spend more time with family. Mr. Pattabiraman plans to remain as a senior advisor to the Company for two years.

“We are thrilled to welcome Mariam as NextNav’s CEO,” said Gary Parsons, NextNav’s Chairman of the Board of Directors. “Mariam’s extensive spectrum expertise and proven track record of evolving telecommunication technology and strategy align perfectly with the ongoing development of NextNav’s broad spectrum portfolio and industry-leading 3D geolocation and GPS resiliency capabilities. In recent years, Mariam led technology efforts at both VMware and CableLabs and was instrumental in architecting DISH’s wireless spectrum and network. Her deep skill set, and vast technical acumen will be invaluable to the team as it drives towards the next phase of its growth.”

Ms. Sorond joins NextNav with over 28 years of technical and strategy experience in the telecommunications industry. Most recently, she held the title of Chief Technology Officer, SEBU for VMware where she helped to define and evangelize its technical strategy as well as lead its digital transformation. Prior to that, Ms. Sorond was the Chief Research and Development Officer at CableLabs, where she focused on technical thought leadership, vision, and strategy for the future of converged connectivity of broadband cable and mobile networks. Before joining the cable industry, Ms. Sorond served in several senior positions, including Chief Wireless Architect of DISH where she led the company’s entry into the wireless market. She was also responsible for spectrum technology and strategy, end-to-end technology development, as well as creating the next generation of network architecture and standards development at DISH. Ms. Sorond currently serves as a member of the NTIA Commerce Spectrum Management Advisory Committee and the FCC Technological Advisory Council.

Mr. Parsons noted that current CEO Ganesh Pattabiraman was instrumental in Ms. Sorond’s recruitment, and he plans to continue to support NextNav in a senior advisory function. “Ganesh will not only assist with the leadership transition but will continue his efforts in facilitating both US Government and worldwide implementation of resilient Position, Navigation and Timing (PNT) services based on NextNav’s industry leading TerraPoiNT technology. On behalf of the Board, I want to thank Ganesh for all of his contributions and look forward to his ongoing counsel as a senior advisor to the Company and the incoming CEO, Mariam Sorond.”

Ganesh Pattabiraman stated, “Sixteen years ago, we had a vision for the next generation of GPS. With the roll out and adoption of the Pinnacle service nationwide for E911 and Public Safety, and recent steps by the Federal Government towards enabling resilient PNT in national critical infrastructure, I believe we are not only realizing that vision, but positioning NextNav as a global leader in next generation resilient PNT. With the Company on strong foundational footing and a clear growth strategy in place, I feel confident this is the right time to hand over leadership to such an impressive and experienced executive as Mariam, while continuing to support the Company’s key strategic initiatives.”

“Having devoted my career to advancing and commercializing innovation in technology, I am thrilled to continue this journey at the helm of NextNav,” said Ms. Sorond. “I am deeply committed to realizing the full value of NextNav’s spectrum asset and next-generation 3D PNT technology to drive growth and deliver long-term shareholder value.”

About NextNav Inc.

NextNav Inc. (Nasdaq: NN) is a leader in next generation GPS, built on a robust asset platform, including 8MHz of wireless spectrum in the 900MHz band with near-nationwide coverage, intellectual property and deployed network systems. The company's Pinnacle network delivers highly accurate vertical positioning to transform location services, reflecting the 3D world around us and supporting innovative, new capabilities. NextNav's TerraPoiNT network delivers accurate, reliable, and resilient 3D positioning, navigation and timing (PNT) services to support critical infrastructure and other GPS-reliant systems in the absence or failure of GPS.

For more information, please visit https://nextnav.com/ or follow NextNav on Twitter or LinkedIn.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. The words “may,” “anticipate,” “believe,” “expect,” “intend,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “could,” “would,” “will” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements may relate to, but are not limited to: expectations regarding our strategies and future financial performance, including future business plans or objectives, expected functionality of our geolocation services, anticipated timing and level of deployment of our services, anticipated demand and acceptance of our services, prospective performance and commercial opportunities and competitors, the timing of obtaining regulatory approvals commercial partnership acquisition and retention, products and services, pricing, marketing plans; our ability to realize the anticipated technical and business benefits associated acquisitions, and any subsequent mergers, acquisitions, or other similar transactions; factors relating to our future operations, projected capital resources and financial position, estimated revenue and losses, projected costs and capital expenditures, and expectations about international markets; projections of market growth and size, including the level of market acceptance for our services; our ability to adequately protect key intellectual property rights or proprietary technology; our ability to maintain our Location and Monitoring Service (“LMS”) licenses and obtain additional LMS licenses as necessary; our ability to maintain adequate operational financial resources, including for research and development, or raise additional capital or generate sufficient cash flows; our ability to develop and maintain effective internal controls; our success in recruiting and/or retaining officers, key employees or directors; expansion plans and opportunities; costs related to being a public company; our ability to maintain the listing of our securities on Nasdaq; macroeconomic factors and their effects on our operations; and the outcome of any known and unknown litigation and regulatory proceedings, as well as assumptions relating to the foregoing.

Accordingly, forward-looking statements should not be relied upon as representing our views of any subsequent date, and we do not undertake any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Source: NN-FIN

Contact:

Erica Bartsch

Sloane & Company

ebartsch@sloanepr.com